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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 10, 2004


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    1-12387            76-0515284
(State or other jurisdiction of      (Commission       (I.R.S. Employer
 incorporation or organization)      File Number)     Identification No.)

               500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS 60045
               (Address of Principal Executive Offices) (Zip Code) Registrant's telephone number, including area code: (847) 482-5000

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On March 10, 2004, the Company issued a press release announcing that the Company's Board of Directors had elected Timothy R. Donovan to the Board, which was contained in a press release, a copy of which is filed under Item 7 as
Exhibit 99.1 and incorporated herein

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


        Exhibit No.     Description
        -----------     -----------

        99.1            Press release dated March 10, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TENNECO AUTOMOTIVE INC.


Date:    March 10, 2004                       By:  /s/ Kenneth R. Trammell
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                                                   Kenneth R. Trammell
                                                   Senior Vice President and
                                                   Chief Financial Officer